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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Cascade Natural Gas Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held January 28, 2004

TO THE HOLDERS OF COMMON STOCK OF
CASCADE NATURAL GAS CORPORATION:

        Cascade Natural Gas Corporation's Annual Meeting of Shareholders will take place at the offices of the Company located at 230 Fairview Avenue North, Seattle, Washington 98109, on Wednesday, January 28, 2004, at 1:30 p.m. for the following purposes:

  1.
  Elect directors to hold office until the next Annual Meeting;

  2.
  Consider and act upon the proposed increase of 35,000 shares in the number of shares authorized for issuance under the 2000 Director Stock Award Plan.

  3.
  Transact other business that may properly come before the meeting.

        Shareholders of record at the close of business on November 26, 2003 are qualified to vote at the Annual Meeting and are entitled to vote on all matters presented in this notice.

                      By Order of the Board of Directors
                      LARRY C. ROSOK
                       Corporate Secretary

Seattle, Washington
December 5, 2002

IMPORTANT

Each vote is important. To vote your shares, please complete, sign and return the enclosed proxy card promptly, using the accompanying postage prepaid and addressed envelope. If you prefer, you may submit your voting instructions via internet or telephone as described on the proxy card. To vote by internet, go to https://proxyvotenow.com/cgc and follow the instructions provided. To vote by telephone, dial on a touch-tone phone, 866-246-8478 and follow the instructions provided. When using the internet or phone, be sure to have your proxy card with your control number in hand.

CASCADE NATURAL GAS CORPORATION
222 FAIRVIEW AVENUE NORTH, SEATTLE, WA 98109

PROXY STATEMENT

TO THE SHAREHOLDERS OF CASCADE NATURAL GAS CORPORATION

        The Cascade Natural Gas Corporation Board of Directors is soliciting your proxy to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held on Wednesday, January 28, 2004, for the purposes presented in the accompanying Notice of Annual Meeting. This Proxy Statement will be mailed on or about December 12, 2003.

        A proxy form is enclosed for use at the meeting. You have the power to revoke a proxy at any time before its exercise. A proxy may be revoked by delivering written notice of revocation to Larry C. Rosok, Corporate Secretary, Cascade Natural Gas Corporation, 222 Fairview Avenue North, Seattle, Washington 98109, or by submitting a later-dated proxy card. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

        If you vote by proxy card, phone or internet, your proxy (one of the individuals named on the proxy card) will vote your shares as you have instructed. If you do not give instructions on how to vote your shares, your proxy will vote your shares for the slate of directors listed below and in his/her discretion with regard to other items of business.

        The "record date" for the Annual Meeting is November 26, 2003. If you held Cascade Natural Gas Corporation Common Stock in your name at the close of business on November 26, 2003 you are entitled to vote at the Annual Meeting. On November 26, 2003, the Company had 11,166,261 outstanding shares of $1 par value Common Stock ("Common Stock"). A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the meeting. You are entitled to one vote for each share held and to cumulate votes in the election of directors.

ELECTION OF DIRECTORS

        Nine directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting or until his or her successor is elected and qualified. The nominees receiving the largest number of votes cast by all shares entitled to vote will be elected. All of the nominees listed below are presently serving as directors and all, except Pirkko H. Borland, were elected at the 2003 Annual Meeting by over 92% of the shares present and voting at the meeting. Ms. Borland was elected to the Board of Directors effective July 30, 2003 to fill the vacancy created by the July 30, 2003 resignation of Howard L. Hubbard. In the event any of the nominees becomes unable to serve prior to the Annual Meeting, the proxy holders may vote for substitute nominees. No circumstances are presently known which would cause any nominee to become unavailable.

        The Board of Directors has considered the independence of its members under the applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange and has determined that all Directors are independent under standards adopted by the Board, except for Brian Matsuyama, President and CEO. Mr. Matsuyama's lack of independence relates entirely to his service as the President and CEO of the Corporation and not from any other transaction or relationship. The independence standards are available on the Company's website at www.cngc.com.

        The Board of Directors has established a Code of Ethics for Directors, as well as for officers and employees, and Corporate Governance Guidelines. This information is or will be available on the Cascade Natural Gas Corporation website, www.cngc.com, before the Annual Meeting of Shareholders. Also the Board of Directors will have established, by the Annual Meeting of Shareholders, a method for shareholders to communicate directly with non-management Directors and will provide this information on the Company's website at www.cngc.com.

        You have the right to cumulate votes in the election of directors. This means you are entitled to as many votes as you have shares, multiplied by the number of directors to be elected (in this case, nine). You may allocate your total number of votes among the nominees in any way you decide, including casting all your votes for one nominee. If you wish to cumulate your votes, mark the proxy card in any way you like to (i) indicate clearly that you are exercising the right to cumulate votes and (ii) specify how the votes are to be allocated among the nominees for director. For example, you may write the number of votes you wish to allocate to a specific nominee next to the name of that nominee. The exercise of cumulative voting rights is not subject to any conditions.

        Unless you instruct otherwise on the proxy card, it will be voted to elect all or as many of the nominees listed as possible. If either the "For All Nominees Listed Above" box is marked or no instructions are given, the named proxies will have discretionary authority to allocate votes among the nominees as they deem appropriate (except for any nominee specifically excepted by the Shareholder), including not casting any votes for one or more nominees.

        The age, principal occupation, business experience and other information provided by each nominee and the year in which he or she first became a director are listed below.

PIRKKO H. BORLAND Director since July 2003
Retired

        Ms. Borland, 59, retired from US WEST Communications, Inc. in 1995. From 1987 to 1995, she was employed by US WEST Communications, Inc. as Executive Director—Financial Accounting (1990 to 1995), Executive Director—Finance (1989 to 1990) and Director—Internal Auditing (1987 to 1989). Prior to that she was employed by Pacific Northwest Bell, the predecessor of US WEST Communications, Inc. as Director—Regulatory Matters (1985 to 1987) and in various financial functions as director and manager from 1972 to 1985.

CARL BURNHAM, JR. Director since 1990
Attorney at Law
Yturri Rose LLP

        Mr. Burnham, 64, is an attorney and, since 1967, has been a partner of Yturri Rose LLP of Ontario, Oregon.

THOMAS E. CRONIN Director since 1996
President
Whitman College

        Mr. Cronin, 63, has served as President of Whitman College since the summer of 1993. Prior to that, he held the McHugh Professorship of American Institutions and Leadership at the Colorado College in Colorado Springs. In 1991, he served as acting President of the Colorado College. He is the author or co-author of ten books on American Government.

DAVID A. EDERER Director since 1991
Partner
Ederer Investment Company

        Mr. Ederer, 60, has been the managing partner since 1974 in Ederer Investment Company, which invests in privately owned West Coast companies. Since 1978, he has been the owner or part owner and officer of several privately owned manufacturing and property management companies.

W. BRIAN MATSUYAMA Director since 1988
President and Chief Executive Officer
Cascade Natural Gas Corporation

        Mr. Matsuyama, 57, has been President and Chief Executive Officer since January 1, 2003. He was Chairman and Chief Executive Officer from February 1, 1995 to January 1, 2003 and was also appointed President on October 1, 1998, an office he previously held from 1988 to 1995. From 1987 to 1988, he was Vice President and General Counsel of the Company. Prior to 1987, he was a member of the law firm of Jones Grey & Bayley, P.S., Seattle, Washington, with his principal client representation being on behalf of the Company.

LARRY L. PINNT Chairman since January 2003 and Director since 1995
Retired

        Mr. Pinnt, 68, was Chief Financial Officer of US WEST Communications, Inc. from 1979 until he retired in September 1989. Mr. Pinnt currently serves on the Boards of Trustees of the following publicly held mutual fund trusts: SAFECO Common Stock Trust, SAFECO Taxable Bond Trust, SAFECO Tax-Exempt Bond Trust, SAFECO Money Market Trust, SAFECO Resource Series Trust, and SAFECO Managed Bond Trust.

MARY E. PUGH Director since 2001
Founder and President
Pugh Capital Management, Inc.

        Ms. Pugh, 44, is founder and President of Pugh Capital Management, Inc., a fixed income money management company. Prior to establishing Pugh Capital in 1991, Ms. Pugh served in a number of positions at Washington Mutual, Inc. including Senior Vice President of the Portfolio Management Division. She also chaired the Bank's Deposit and Loan Pricing Committees, and was a member of the Corporate Contributions and Cultural Diversity Committees. Ms. Pugh is a Director of the Seattle Branch of the San Francisco Federal Reserve Bank and a Board member of Washington Mutual.

BROOKS G. RAGEN Director since 1984
President
Manzanita Capital Inc., Parent of McAdams, Wright, Ragen, Inc.

        Mr. Ragen, 70, is President of Manzanita Capital Inc., a financial services firm. He was a Director of Ragen MacKenzie Incorporated, an investment banking firm, from 1986 to 1998. From 1988 until 1996, he served as Chairman and Chief Executive Officer of Ragen MacKenzie Incorporated. He was President of Cable, Howse & Ragen, a predecessor firm, from 1987 until 1998, and prior to 1987, served as Managing Partner of Cable, Howse & Ragen from its inception in 1982. From 1980 to 1982, he was a Managing Director of Blyth Eastman Paine Webber. From 1973 to 1982, he was a First Vice President of Blyth Eastman Dillon.

DOUGLAS G. THOMAS Director since 2002
President & CEO
Bellingham Cold Storage Company

        Mr. Thomas, 39, is President & CEO of Bellingham Cold Storage, a public cold storage warehouse firm located in Bellingham, Washington. Mr. Thomas became President & CEO in January 1999. From January 1996 to January 1999, he was Vice President & Chief Operating Officer of Bellingham Cold Storage.

BOARD AND COMMITTEE MEETINGS

        The Board of Directors met ten times during the fiscal year ended September 30, 2003. The Executive Committee of the Board did not meet during the fiscal year ended September 30, 2003. Directors standing for election attended, on average, 99%, with no Director attending less than 94%, of meetings of the Board and committees on which they served during fiscal 2003.

        Under the Company's Bylaws, the Chairman presides over executive sessions of the Board.

        The Board has established an Executive Committee, an Audit Committee, a Governance, Nominating and Compensation Committee, and a Pension Committee, whose members are as follows:

Executive	Audit	Governance, Nominating and Compensation	Pension
Larry L. Pinnt, Ch. Carl Burnham, Jr. David A. Ederer W. Brian Matsuyama Brooks G. Ragen	Larry L. Pinnt, Ch. Pirkko H. Borland Thomas E. Cronin Brooks G. Ragen	Carl Burnham, Jr., Ch. David A. Ederer Mary E. Pugh Douglas G. Thomas	Thomas E. Cronin, Ch. Pirkko H. Borland Mary E. Pugh Douglas G. Thomas

        The Audit Committee, which met six times during the fiscal year ended September 30, 2003, reviews the adequacy of the Company's financial, accounting, and reporting control processes as well as the scope and results of audits performed by independent accountants and internal auditors. The Board of Directors has reviewed the qualifications of Audit Committee members and determined that Larry L. Pinnt and Pirkko H. Borland are financial experts as defined in Securities and Exchange Commission rules. Also, the Board of Directors has considered the qualifications of members of the Audit Committee and determined that all members of the Audit Committee are independent and financially literate under applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange. The Board of Directors has reviewed the service of Mr. Pinnt on the Audit Committee of the Company, as well as the Audit Committees of SAFECO Common Stock Trust, SAFECO Taxable Bond Trust, SAFECO Tax Exempt Bond Trust, SAFECO Money Market Trust, SAFECO Resource Series Trust and SAFECO Management Bond Trust, and determined that his participation on these audit committees does not impair his ability to effectively serve on the Company's Audit Committee.

        The Governance, Nominating and Compensation Committee, which held four meetings during the fiscal year ended September 30, 2003, is responsible for recommending candidates for seats on the Board of Directors, as well as recommending compensation for officers and directors. In addition, the Committee is responsible for overseeing corporate governance issues for the Board of Directors. The Board has reviewed the qualifications of Governance, Nominating, and Compensation Committee members and determined that Committee members are independent under the applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange. The Committee will consider nominees for director recommended by Shareholders for the 2005 Annual Meeting if the nominations are received at the Company's executive offices by August 6, 2004, provided that such nominations are accompanied by a description of the nominee's qualifications, relevant biographical information and the nominee's consent to be nominated and to serve if elected.

APPROVAL OF PROPOSAL TO INCREASE SHARES AUTHORIZED FOR ISSUANCE
UNDER THE DIRECTOR STOCK AWARD PLAN

Description of Proposal

        Effective April 24, 2000, the Board of Directors adopted the Company's 2000 Director Stock Award Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company by encouraging non-employee members of the Board to acquire a proprietary interest in the Company through the grant of stock awards. The Plan is intended to assist the Company in attracting and retaining Directors.

        In connection with the adoption of the Plan, the Board authorized 15,000 shares of Common Stock for issuance as stock awards under the Plan. In order to enable the Company to continue to obtain the benefits that the Plan is intended to achieve, the Board on December 2, 2003 authorized the reservation of an additional 35,000 shares of Common Stock for issuance as stock awards under the Plan. Under new listing standards recently adopted by the New York Stock Exchange, this proposed increase in the number of shares reserved for issuance under the Plan is subject to approval by the Company's Shareholders. The closing price of the Common Stock on the New York Stock Exchange on November 28, 2003 was $20.00.

Board Recommendation and Vote Required

        The Board of Directors has unanimously approved and recommends a vote FOR increasing the number of shares authorized for issuance under the Plan by 35,000 shares (from 15,000 shares to 50,000 shares). If a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting will be required to approve the proposal. Although shares voted as abstaining will count as votes cast for purposes of determining whether a quorum is present, broker non-votes (shares held by a broker or other nominee who does not have the authority to vote on the matter) do not count as votes cast.

Summary of Plan

        The Board of Directors adopted the Plan in April 2000. The Plan replaced the 1991 Director Stock Award Plan, which was approved by the Company's shareholders in April 1992. The purpose of the Plan is to aid the Company in attracting and retaining non-employee Directors by enabling them to acquire a greater proprietary interest in the Company as compensation for serving as Directors. A copy of the Plan appears as Appendix B to this Proxy Statement. This summary is qualified by reference to the entire Plan.

        Only non-employee Directors are eligible to participate in the Plan. The Plan provides that non-employee Directors will automatically, without further action by the Board, receive an award of 500 shares of Common Stock on April 24 of each year, commencing April 24, 2000, for serving on the Board of Directors during the period since the preceding April 24. The Board of Directors currently has eight non-employee Directors.

        Directors may elect to defer receipt of Common Stock under the Plan until retirement from the Board. In the event of a deferral election, the Company will maintain an unfunded deferred account to which will be credited Common Stock awarded under the Plan, and any accrued cash or stock dividends with respect to such Common Stock. Cash dividends will be credited in additional shares of Common Stock at the fair market value of the Common Stock at the time dividends are payable. A Director's interest in a deferred account is not transferable except upon death, and the Director will have no voting or other rights as a shareholder until stock certificates representing such shares are distributed.

        Stock awards under the Plan are in addition to other compensation received by Directors. A description of the other compensation received from the Company by non-employee Directors is set forth in this Proxy Statement under the heading "Director Compensation."

        The number of shares for which stock awards may be granted under the Plan will be subject to proportionate adjustment, at the discretion of the Board, in the event of stock splits, combinations, recapitalizations, stock dividends, mergers, or similar corporate reorganizations or adjustments.

        The Board of Directors may amend the Plan, subject to any requirement of Shareholder approval under applicable requirements of the Securities and Exchange Commission or New York Stock Exchange.

        The following table sets forth the benefits or amounts that will be received or allocated to the indicated persons under the Plan:

New Plan Benefits

2000 Director Stock Award Plan

Name and position	Dollar value ($)	Number of Units
CEO	0	0
Executive Group	0	0
Non-Executive Director Group	(a)	500 shares per Director annually(b)
Non-Executive Officer Employee Group	0	0

(a)
The dollar value will be the fair market value of the Common Stock on the date of issuance. The closing price of the Common Stock on the New York Stock Exchange on November 28, 2003 was $20.00.

(b)
The total shares of Common Stock awarded will vary each year depending on the number of non-employee directors. Based on the current number of eight non-employee directors, the total amount of Common Stock awards will be 4000 shares per year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table shows certain information regarding the beneficial ownership, as of November 26, 2003, of the Company's Common Stock by (a) each Director, the Chief Executive Officer and the other four most highly paid executive officers of the Company and (b) all current directors and executive officers as a group. The Company is not aware of any beneficial owner of 5% or more of the Common Stock. Except as otherwise indicated in the table, the Company believes the beneficial owners of the shares listed below have sole investment and voting power with respect to the shares.

Directors and Executive Officers	Current Beneficial Holdings(1)		Shares Subject to Exercisable Options	Total		Percentage of Common Stock
Pirkko H. Borland	3000			3000		*
Carl Burnham, Jr.	12,031			12,031		*
Thomas E. Cronin	6,201			6,201		*
David A. Ederer	6,715	(2)		6,715	(2)	*
W. Brian Matsuyama	25,640		28,601	57,241		*
William H. Odell	3,769		8,001	11,770		*
Larry L. Pinnt	12,438			12,438		*
Mary E. Pugh	1,800			1,800		*
Brooks G. Ragen	11,065	(2)		11,065	(2)	*
Larry C. Rosok	7,056		8,001	15,057		*
Jon T. Stoltz	5,471		13,000	18,471		*
Douglas G. Thomas	500			500		*
J.D. Wessling	7,127		9,000	16,127		*
All directors and officers as a group (14 persons)	102,258		73,603	177,861		1.59%

*
Less than one percent.

(1)
Includes shares held in the Company's Employee Retirement Savings Plan and Trust (the 401K Plan) in the following amounts:

Name	Shares Held in 401K Plan
W. Brian Matsuyama	8,952
J.D. Wessling	4,452
William H. Odell	1,369
Jon T. Stoltz	4,852
Larry C. Rosok	2,226

(2)
Includes shares awarded under the 1991 and 2000 Director Stock Award Plans to Messrs. Ederer and Ragen of 5,936 and 1,149 shares, respectively, including reinvested dividends, as to which receipt has been deferred until they are no longer directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16(a) of the Securities Exchange Act of 1934, holders of more than 10 percent of the Common Stock and directors and certain officers of the Company are required to file reports ("Section 16(a) Statements") of beneficial ownership of Common Stock and changes in such ownership with the Securities and Exchange Commission. The Company is required to identify in its proxy statements those persons who, to the Company's knowledge, were required to file Section 16(a) Statements and did not do so on a timely basis. Based solely on a review of copies of Section 16(a) Statements furnished to the Company during and regarding its most recent fiscal year and on written representations from reporting persons, the Company believes that each person who at any time during the most recent fiscal year was a reporting person filed all required Section 16(a) Statements on a timely basis.

REPORT OF THE GOVERNANCE, NOMINATING AND
COMPENSATION COMMITTEE TO SHAREHOLDERS

        The Governance, Nominating and Compensation Committee of the Board of Directors assists the Board in fulfilling its responsibility to shareholders, potential shareholders, and the investment community relating to oversight of corporate governance issues, executive and board succession, and executive and board compensation. The Committee is composed of four independent non-employee directors.

Report on Executive Compensation

        The Committee is responsible for reviewing the compensation levels for all officers of the Company and making recommendations to the Board concerning officer salary levels. The Committee's review includes an assessment of the overall management of the Company and the officers' ability to achieve a reasonable net income for the Company under a variety of conditions. The Committee applies policies and principles, which are essentially subjective in nature, rather than embodying specific criteria when recommending officer compensation levels. These policies and principles may be summarized as follows: officer compensation should be comparable with compensation paid to officers of similar companies, particularly those the Company must compete with in attracting and retaining skilled and competent individuals. An officer should also be compensated for his or her contributions to the performance of the Company. In evaluating performance, the Committee considers the Company's net income and factors affecting that net income. The Committee also considers the officers' progress toward achieving corporate goals.

        The Committee recommended and the Board approved an incentive compensation program, the "Team Incentive Plan" for fiscal 2003 that applied to officers and other salaried employees. It provided for cash payments to participating employees, based on their base salaries, if certain target levels of earnings per share and other operational measures were achieved. In fiscal 2003, earnings levels required for payments were not achieved, so there were no payments under this program.

        In addition, the Committee recommended and the Board approved an incentive program for officers, managers and supervisors, the "Key Performance Plan" for 2003. The Key Performance Plan provided for cash payments to participating employees in which 70% of the award is based on achieving target levels of earnings per share and 30% is based on achieving goals established for each participant. In 2003, the CEO could earn an additional 50% of base salary if his targets were reached and up to 100% of base salary if the maximum achievement was reached. For other officers, target achievement levels would result in awards of 20% to 45% of base pay with a maximum range for officers from 40% to 90% of base pay. In fiscal 2003, earnings levels required for payments were not achieved, so there were no payments under this program.

        No incentive stock options were granted in fiscal 2003. The Committee, however, anticipates continued use of stock options and/or other forms of incentive compensation for officers and other employees in the future as part of a program to better align employee and Shareholder interests.

        The Committee considered the following contributions by Mr. Matsuyama in establishing his salary and stock option grant: influence on the direction and performance of the Company and overall effectiveness in areas critical to the Company's success; enhancement of Shareholder value; effect on net income; management of the demands of rapid growth; and attainment of corporate goals.

        Due to the Company's compensation structure, the Committee has not deemed it necessary thus far to adopt a policy regarding the deductibility of certain executive compensation under federal tax laws.

Carl Burnham, Jr., Chairman	Mary E. Pugh
David A. Ederer	Douglas G. Thomas

REPORT OF THE AUDIT COMMITTEE TO THE SHAREHOLDERS

        The Audit Committee of the board of directors, composed entirely of independent directors, met six times in fiscal year 2003. The Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the board. The full responsibilities of the Committee are set forth in its charter, which is reviewed and updated annually, and approved by the board.

        In fulfilling its responsibilities, the Committee has selected Deloitte & Touche LLP as the Company's independent auditor. The Committee:

  •
  Reviewed and discussed the audited financial statements with management and Deloitte & Touch LLP;

  •
  Discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with audit committees);

  •
  Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (independence discussions with audit committees), and discussed with Deloitte & Touche LLP that firm's independence;

  •
  Discussed and considered the independence of Deloitte & Touche LLP, reviewing as necessary all relationships and services which might bear on the objectivity of the auditor;

  •
  Discussed the overall audit process, receiving and reviewing reports from the independent as well as the internal auditor;

  •
  Involved the independent auditor in the Committee's review of the Company's financial statements and related reports with management as well as the review by the Committee of earnings guidance provided by management; and

  •
  Provided to the independent auditor full access to the Committee and the board to report on any and all appropriate matters.

        The Committee provided guidance and oversight to the internal audit function of the Company, including a review of the organization, and plans and results of this activity. Both the internal auditor and the independent auditor met privately with the Committee at each meeting and were encouraged to discuss any matters they desired.

        The Committee also met with selected members of management and the auditors to review financial statements, including quarterly reports, and discussed such matters as the quality of earnings; estimates, reserves and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

        Management's responsibility for financial reporting and the report and opinion of Deloitte & Touche LLP are filed separately in the annual report and should be read in conjunction with this letter and review of the financial statements. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.

Audit Committee Members

Larry L. Pinnt, Chairman
Pirkko H. Borland
Thomas E. Cronin
Brooks G. Ragen

STOCK PERFORMANCE GRAPH

        The following graph compares the total cumulative returns to investors in the Company's Common Stock, the Standard & Poor's Utilities Index, and the Standard & Poor's 500 Index for the period from October 1, 1998 through September 30, 2003. The graph assumes that $1,000 was invested on September 30, 1998 in the Common Stock and in each of the above-mentioned indices and that all dividends were reinvested. In 2002, the Edward Jones Natural Gas Distribution Index, previously used by the Company in its stock performance graph, ceased to be published, so it is no longer included in the stock performance graph. The S&P Utilities Index continues to be included in the graph and is considered representative of the Company's industry. The S&P Utilities Index encompasses companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

Comparative Market Performance

Total Returns

Cascade Natural Gas Corporation

Periods Ended September 30, 2003

	CGC	S&P Utilities	S&P 500
Quarter	3.91%	-0.54%	0.43%
One Year	4.56%	22.42%	21.69%
Two Years	-0.02%	-11.01%	-1.60%
Three Years	9.01%	-16.00%	-10.75%
Five Years	9.08%	-3.55%	0.57%
Value of $1,000
9/30/98	1,000.00	1,000.00	1,000.00
9/30/99	1,148.11	983.03	1,277.61
9/30/00	1,191.99	1,408.38	1,446.83
9/30/01	1,544.93	1,054.07	1,062.52
9/30/02	1,476.92	681.93	845.35
9/30/03	1,544.25	834.82	1,028.75

EXECUTIVE COMPENSATION

        Summary Compensation Table.    The following table shows compensation paid to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for the years indicated.(a)

					Long Term Compensation Awards
			Annual Compensation
Name and Principal Position	Years of Service	Fiscal Year			Securities Underlying Options(#)	All Other Compensation(c)
			Salary	Bonus(b)
W. Brian Matsuyama President and Chief Executive Officer	16	2003 2002 2001	$278,284 265,752 245,177	$0 0 109,372	0 10,000 7,900	$10,155 7,209 7,998
J.D. Wessling Chief Financial Officer	9	2003 2002 2001	$189,622 180,250 164,507	$0 0 56,607	0 6,000 4,500	$7,443 6,701 7,403
Jon T. Stoltz Senior Vice President Regulatory & Gas Supply	29	2003 2002 2001	$163,736 158,576 155,516	$0 0 35,531	0 6,000 4,500	$6,818 6,836 6,998
William H. Odell Chief Operating Officer	17	2003 2002 2001	$142,404 131,222 120,200	$0 0 18,655	0 4,000 4,000	$5,691 5,905 5,409
Larry C. Rosok Vice President Human Resources & Corporate Secretary	24	2003 2002 2001	$142,324 135,915 126,250	$0 0 23,889	0 4,000 4,000	$5,868 5,855 5,681

(a)
Messrs. Larry E. Anderson, Vice President Safety & Engineering, and King C. Oberg, Vice President Business Development, accepted early retirement packages in conjunction with an executive management reorganization. The packages were valued at $218,367 and $240,297 respectively. Factors considered in determining the early retirement packages included their contribution to the Company and retirement benefits they were near accruing.

(b)
Two incentive plans were established in fiscal 2001. First, the Team Incentive Plan provided for cash payments to eligible employees if certain target levels of earnings per share and other operational measures were achieved. This plan paid 3.37% of eligible base pay for fiscal 2001 for the officers listed on the above table. In fiscal 2002 and 2003, earnings levels required for payments were not achieved, so there were no payments under this program.

  Second, the Key Performance Plan established for officers, managers and supervisors, provided for cash payments to participating employees in which 70% of the award is based on achieving target levels of earnings per share and 30% is based on achieving goals established for each participant. The size of the bonus pool for the Key Performance Plan is based on the level of earnings per share compared to the target earnings per share. In fiscal 2001, the earnings per share was 80% of target, and the plan paid approximately 80% of target bonus levels with the specific amounts depending on achievement of individual goals.

  In fiscal 2002 and 2003, earnings levels required for payments were not achieved, so there were no payments under this program.

(c)
Amounts in this column represent the Company's matching contribution to the 401(k) Plan.

Option Grants In Last Fiscal Year

        No Stock Options were granted in fiscal 2003.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Values(a)

			Number of Shares Underlying Unexercised Options at Year-End	Value of Unexercised In-The-Money Options at Fiscal Year-End(a)
Name	Shares Acquired on Exercise	Value Realized	Exercisable/ Unexercisable	Exercisable/ Unexercisable
W. Brian Matsuyama			28,601 9,299	$ $	73,701 2,725
J.D. Wessling	1,800	$4,860	9,000 5,500	$ $	21,755 1,552
Jon T. Stoltz			13,000 5,500	$ $	34,155 1,552
William H. Odell			8,001 3,999	$ $	21,410 1,380
Larry C. Rosok	4,000	$11,680	8,001 3,999	$ $	21,410 1,380

(a)
Amounts were calculated based on the difference between the closing sale price of the Common Stock, $19.60, reported on the New York Stock Exchange on September 30, 2003, and the aggregate exercise price of the unexercised options.

RETIREMENT PLAN

        The Company has a noncontributory retirement plan for its employees. Effective October 1, 2003, the plan was amended so that no new salaried participants will be added to the plan and no additional benefits will accrue for existing participants who are salaried employees. To be eligible for participation in the plan, an employee must complete one year of service and be at least 21 years of age. Each participant's benefits are fully vested after 5 years of employment. The level of benefits is determined by a formula, described below, related to years of service and average monthly earnings over certain time periods. Covered earnings include straight salary or hourly compensation, 75% of commissions and, for hourly employees, 30% of overtime pay. Covered compensation levels for executive officers are slightly less than, but at least 90% of, the amounts listed under "Salary" in the summary compensation table shown above. Benefits are not subject to reduction for Social Security or any other benefits. Accruals to the plan are computed on an actuarial basis and aggregated $4,090,000 for all participants for the fiscal year ended September 30, 2003. This amount includes a charge per FAS 88, Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination of Benefits, of $1,149,421, which reflects recognition of retirement plan costs that otherwise would have been amortized over seven to twelve years.

        The amount of the monthly past service benefit under the plan is equal to 1.5% of the participant's average monthly earnings for the five-year period ended December 31, 1998, multiplied by the participant's years of service before 1998. The benefit for each year of future service after 1998 is 2% of monthly compensation in lieu of the previous 1.5%.

EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN

        The Company has a plan to provide executive officers, including those listed in the summary compensation table above, with retirement, death and disability benefits supplementing the coverage payable under the Company's retirement plan. Effective October 1, 2003, the plan was amended so that no new participants will be added to the plan and no additional benefits will accrue for existing participants. The supplemental plan was designed for each participant to receive retirement plan payments, primary Social Security benefits and supplemental plan payments each year equal, in the aggregate, to 70% of the participant's highest annual salary during any of the five years preceding the participant's retirement. Accruals for the plan are computed on an actuarial basis and totaled $473,000 for the 2003 fiscal year. This amount includes a charge per FAS 88, Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination of Benefits, of $301,881, which reflects recognition of retirement plan costs that otherwise would have been amortized over seven to twelve years.

        The plan also includes provisions for early retirement and permanent disability. The Board of Directors may approve early retirement under the plan without the normally required reduction in the amount of the supplemental benefit. Participants whose age and number of years of service, when added together, equal at least 90 are automatically eligible for early retirement benefits without reduction.

        If a participant dies before receiving 120 monthly payments from the plan, the participant's designated beneficiaries will receive the remaining balance of the 120 payments. The amount of the monthly payment will be equal to the amount the participant was receiving or was entitled to receive before death, or, if the participant was employed by the Company at death and the resulting payment amount would be larger, the monthly amount would range from $4,000 to $12,000, depending on the officer. This monthly death benefit will be reduced by any monthly benefit payable to the participant's surviving spouse. The surviving spouse is entitled to a monthly benefit for life equal to one-half of the benefit the participant was entitled to before death.

        Vesting for the plan is determined by years of participation in the plan, beginning with the date an employee becomes a participant. The plan also provides for partial vesting on a stepped basis, with full vesting based on age and years of employment. An executive becomes fully vested when one of the following occurs: the executive reaches age 55 and, if employment ends before October 1, 2003, has completed five years of participation under the plan or the executive reaches age 56 and has seventeen years of continuous employment with the Company; the executive dies while employed; or a change in control of the Company (as defined). The plan also provides for severance benefits that would otherwise be payable under the employment agreements (described below) following a change in control of the Company.

        The following table shows the estimated combined annual benefits that the executives named in the summary compensation table above would receive under the Company's Retirement Plan and the Executive Supplemental Retirement Income Plan, assuming that they retire at age 65. Amounts shown have been reduced by the estimated amount of Social Security benefits.

Name	Present Age	Estimated Combined Annual Benefit
W. Brian Matsuyama	57	$169,000
J.D. Wessling	60	$109,000
Jon T. Stoltz	56	$87,000
Larry C. Rosok	47	$63,000
William H. Odell	41	$74,000

EMPLOYMENT AGREEMENTS

        The Company has employment agreements with three of the Company's executive officers, including Messrs. Odell and Rosok who are named in the summary compensation table above. Messrs. Matsuyama, Wessling, and Stoltz do not have employment agreements, but are fully vested in the Executive Supplemental Retirement Income Plan which has provisions similar to the employment agreements. The agreements assure that key management personnel will continue to function effectively and without distraction if uncertainties regarding the future control of the Company should arise. Upon a change in control of the Company or during the pendency of certain offers for a change in control, as these terms are defined in the agreements, each such officer is entitled to receive the severance benefits described below if the Company terminates the officer's employment other than for cause as defined in the agreements. In addition, the officer is entitled to receive severance benefits for three years after a change in control of the Company if the Company terminates the officer's employment other than for cause or if the officer terminates his or her employment with good reason. The severance payments are equal to three times the officer's base salary and incentive compensation at the time the change in control occurs, but are reduced to the extent required to avoid subjecting the payments to penalty taxes on excess parachute payments. In addition, the employee is entitled to continue to participate in health, life, and disability plans for which he or she was eligible when employment terminated. Severance payments will terminate when the officer's benefits are vested under the Executive Supplemental Retirement Income Plan. Severance payments will be made under the Executive Supplemental Retirement Income Plan, rather than under the employment agreements.

        Each agreement is automatically extended one year on December 31 of each year unless either party elects not to extend the term by giving 30 days' notice prior to year end. The term of the agreements is extended automatically for three years upon a change in control of the Company. Each agreement terminates if the employment of the officer under the agreement is terminated before a change in control occurs and while there is no offer pending for a change in control, except as noted above.

SUPPLEMENTAL BENEFIT TRUST

        Although not obligated to do so, the Company has established a trust to fund some of the benefits which may be payable under the Executive Supplemental Retirement Income Plan. The trust also funds severance benefits which may be payable under the above described employment agreements with certain executives.

        The Company is obligated to pay any benefits not paid out of the trust. The Company may be obligated to fund the trust with additional amounts in the case of certain events, including a change in control, as defined, for some or all of the following purposes: to permit payment of benefits from the supplemental plan and the employment agreements due in the following 12 months; to fund separate subtrusts for legal expenses (including certain legal expenses incurred to enforce the Company's obligation to make required contributions to the trust); and to permit payment of insurance premiums and policy loan interest.

DIRECTOR COMPENSATION

        For the fiscal year ended September 30, 2003, the Company paid each non-employee Director an annual stipend of $5,000 as well as a fee of $500 for each Board or Committee meeting attended or a Committee fee of $250 if the Committee meeting was held on the same day as a Board meeting. Mr. Pinnt received a stipend of $10,000 per month in January 2003 and February 2003 and $2,500 per month thereafter for his service as Chairman of the Board. The Chairman of the Audit Committee, the Pension Committee, and the Governance, Nominating and Compensation Committee, each receives an additional annual stipend of $3,000. Employee directors receive no additional compensation for serving as Directors. Each non-employee director was also entitled to receive 500 shares of the Company's Common Stock for service in fiscal 2003 pursuant to the 2000 Director Stock Award Plan. Pursuant to the plan, each non-employee Director may elect to defer receipt of his or her shares until he or she is no longer a member of the Board of Directors. Mr. Ederer elected to defer receipt of his shares for 2003. The Governance, Nominating and Compensation Committee and the Board reviewed Director compensation in December 2003 and determined that there would be no changes.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2003, Messrs. Burnham, Ederer and Thomas and Ms. Pugh served on the Governance, Nominating and Compensation Committee. Members of the Governance, Nominating and Compensation Committee receive no compensation from the Company other than Board-approved fees for service on this or other committees or on the Board of Directors.

INDEPENDENT PUBLIC AUDITORS

        Aggregate fees billed to the Company for the fiscal years ended September 30, 2003 and 2002 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") were as follows:

	Fiscal Year Ended September 30
	2003	2002
Audit Fees{a}	$214,958	$238,130
Audit-Related Fees{b}	86,033	36,420

Total Audit and Audit-Related Fees	300,991	274,550

Tax Fees{c}	51,219	20,870
All Other Fees:
Financial Systems Design and Implementation{d}	—	137,508
Other{e}	—	12,000

Total All Other Fees	—	149,508

Total Fees	$352,210	$444,928

{a}
Includes fees of $37,000 in 2002 for review of 8-K filed in connection with a long-term debt financing, and related comfort letters.

{b}
Includes fees in 2003 for benefit plan audits, advisory services regarding Sarbanes-Oxley Act readiness, and proper application of Statement of Financial Accounting Standards (FAS) 133. In 2002, includes fees for benefit plan audits.

{c}
Includes fees for research and advice on various tax issues, and preparation of tax returns for the Company and for its benefit plans.

{d}
Such services were performed prior to the effective date of new auditor independence rules under the Sarbanes-Oxley Act and are no longer permitted to be provided by the Company's auditor as prescribed by such rules.

{e}
Includes fees for consulting regarding customer-acquisition strategy.

Pre-Approval of Services

        All allowable services provided by the independent auditor must be pre-approved by the Audit Committee. The independent auditor will submit an engagement plan annually which may propose:

  •
  Audit services for the Company and subsidiaries

  •
  Consents, comfort letters, reviews of registration statements and similar services that incorporate or include the audited financial statements of the Company

  •
  Employee benefit plan audits

  •
  Accounting consultations and support related to GAAP

  •
  Tax compliance and related support for tax returns

  •
  Tax planning and support

        The independent auditor may provide certain non-audit services not prohibited by SEC regulations or Company policy, provided that such services and an estimate of the cost and total hours to deliver such services are pre-approved by the Audit Committee. Management and the independent auditor will confirm to the Audit Committee that each non-audit service is consistent with the SEC's views on auditor independence. In addition, management will track all independent auditor fees against the budget for such services and report at least annually to the Audit Committee. Under the Company policy the Audit Committee should not pre-approve a non-audit service if:

  •
  The non-audit work would result in the auditors auditing their own work;

  •
  The auditors would function as part of management or as an employee of the Company or its subsidiaries or the independent auditors would act as advocates for the Company or its subsidiaries (such as representing the Company in tax court).

        An anticipated audit service later determined to be a non-audit service, is not subject to pre-approval if:

  •
  The service was not recognized by the Audit Committee at the time of the audit engagement to be a non-audit service;

  •
  The aggregate amount paid for all such services is not more than 5% of the total amount paid by the Company to the independent auditor during the fiscal year when the non-audit services are performed;

  •
  The Service is promptly brought to the attention of the Audit Committee; and

  •
  The Audit Committee approves the activity prior to the conclusion of the Company's audit.

        The Audit Committee may pre-approve a service at any time in advance of the activity unless the Securities and Exchange Commission or the Accounting Oversight Board specifies a period of time in advance of which an approval must be granted.

        On a quarterly basis the Audit Committee will review services provided and fees of the independent auditing firm. This quarterly review will include all services contemplated in the approved annual engagement as well as any and all other services.

        The firm of Deloitte & Touche LLP has been selected as the Company's principal independent public auditor for fiscal 2004. Deloitte & Touche LLP and its predecessor Touche Ross & Co. have served as the Company's principal independent auditor since 1953. Representatives of Deloitte & Touche LLP will be present at the annual meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to questions from Shareholders.

SOLICITATION OF PROXIES

        Proxies will be solicited principally by mail. Following the original mail solicitation, the Company will arrange with banks, brokerage houses, and other custodians, nominees and fiduciaries, to forward copies of the proxy card, proxy statement and annual report to persons for whom they hold stock of the Company and to request authority for the execution of proxies. In these cases, the Company will reimburse such banks, brokerage houses, custodians, nominees and fiduciaries for their expenses incurred in connection with these requests. The Company will pay the entire cost of soliciting proxies. The Company may also use its regular employees to solicit proxies from Shareholders personally, or by telephone or letter without additional compensation.

ANNUAL REPORT

        The Company's annual report for the fiscal year ended September 30, 2003 is enclosed. The report presents information for fiscal years 2003, 2002, and 2001.

SHAREHOLDER PROPOSALS

        The Company must receive shareholder proposals by August 6, 2004, in order to be included in the Company's proxy statement and proxy form for the 2005 Annual Meeting of Shareholders. Proposals must also comply with the requirements of the Securities and Exchange Commission relating to proposals of security holders.

        For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on October 22, 2004 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on October 22, 2004.

        Notices of intention to present proposals at the 2005 meeting should be addressed to the Corporate Secretary at 222 Fairview Avenue North, Seattle, Washington 98109. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

        The Company does not know of any matters which will be brought before the meeting, other than those listed in this Proxy Statement. If any further business is presented to the meeting, the individuals named on the enclosed proxy form will have discretion to vote the proxies they hold.

                      By Order of the Board of Directors

                      LARRY C. ROSOK
                       Corporate Secretary

Seattle, Washington
December 5, 2003
CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North
Seattle, Washington 98109

Appendix A

CASCADE NATURAL GAS CORPORATION
AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
CHARTER

Organization

        Cascade Natural Gas Corporation's Audit Committee of the Board of Directors is composed of directors appointed by the Board. All Audit Committee members shall be independent of Company management and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members. Members of the Audit Committee may not receive from the Company any compensation other than Board-approved fees for service on the Board and its Committees. They shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting or related financial management experience which the Board shall consider in designating a "financial expert" in accordance with SEC regulations. The Audit Committee shall have a minimum of three members.

Statement of Policy

        The Audit Committee assists Cascade's Board of Directors in fulfilling its responsibility to shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices, the quality and integrity of the financial reports of the Company, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the internal and independent auditors. In so doing, it is the Committee's responsibility to maintain free and open communication with directors, independent auditors, internal auditors, and the financial, accounting and executive management of the Company. The Committee may delegate specific responsibilities to appropriate subcommittees. The Board of Directors and the Audit Committee are committed to ensuring the Corporation meets all applicable laws, rules, regulations and standards related to disclosure of business and financial information to the public.

Responsibilities

        The function of the Audit Committee is oversight with the following principal responsibilities and authority:

  1.
  Sole authority to engage, set compensation for, oversee and dismiss independent auditors, to audit financial statements of the Company and its divisions and subsidiaries, and to preapprove any non-audit relationship with the independent auditors. The independent auditors shall report directly to the Audit Committee.

  2.
  The Audit Committee will have the authority to retain independent legal, accounting or other advisors. The Company shall provide appropriate funding, as determined by the Audit Committee, for the engagement of the independent auditors and such advisors and for the ordinary expenses necessary for the Audit Committee to carry out its duties.

  3.
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized. Review audit conclusions, comments and recommendations of the independent auditors, and oversee resolution of disagreements between management and the independent auditors regarding financial reporting.

  4.
  Annually obtain and review a report by the independent auditor describing (a) the independent auditor's internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

  5.
  Annually (a) review all relationships between the independent auditor and the Company in order to assess the auditor's independence; and (b) evaluate and engage in discussions concerning any disclosed issues, relationships or services that may impact the independent auditor's qualifications, performance and independence, as well as any attempts by management or other representatives of the Company to restrict the audit or influence its results.

  6.
  Establish hiring policies for employees or former employees of the independent auditors.

  7.
  Review with the independent auditors, the internal auditor, and the Company's financial, accounting and executive management, the adequacy and effectiveness of the accounting and financial controls of the Company.

  8.
  Review with the independent auditors any audit problem or difficulty and management's response.

  9.
  Advise the Board of Directors with respect to the Company's policies and procedures regarding internal controls, disclosure controls, and compliance with laws and regulations applicable to such controls and compliance.

  10.
  Meet separately at least four times each year with management, with the internal auditor, and with independent auditors. Among items to be discussed in meetings with the independent auditors are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  11.
  Oversee the internal audit function of the Company including its independence, authority, and obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors. The internal auditor shall have an administrative relationship to the CEO.

  12.
  Review with the independent auditors and management the annual audited financial statements and the quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations", and determine that the independent auditors are satisfied with the financial statements' disclosure and content. Discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, critical accounting policies, review of highly judgmental areas, audit adjustments whether or not recorded, and other inquiries.

  13.
  Review and discuss the Company's internal control reports or summaries of internal control reports with management.

  14.
  Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. After satisfactory review by the committee the Company's Board of Directors shall be responsible for approving for filing the audited financial statements included in the SEC annual report on Form 10-K.

  15.
  Submit the report of the Audit Committee as required by the rules of the SEC to be included in the Company's annual proxy statement.

  16.
  Review the interim financial statements before they are released or filed. The interim review includes meetings with the independent auditors and the financial, accounting and executive management of the Company.

  17.
  Discuss the Company's earnings press releases, as well as financial information and earnings guidance to be provided to analysts and rating agencies.

  18.
  Discuss policies with respect to risk assessment and risk management.

  19.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal audit controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  20.
  Report matters discussed at each committee meeting to the Board of Directors and submit Audit Committee minutes for their review and approval.

  21.
  Annually review this charter and recommend changes to the Board of Directors.

  22.
  Annually evaluate the performance and effectiveness of the Audit Committee.

Cascade Natural Gas Corporation
GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS
CHARTER

Organization

        Cascade Natural Gas Corporation's Governance, Nominating and Compensation Committee of the Board of Directors is composed of directors appointed by the Board. All members of the Committee shall be independent of Company management and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members. Members of the Governance, Nominating and Compensation Committee may not receive from the Company any compensation other than Board-approved fees for service on the Board and its committees. The Board shall have the authority to remove members from the Committee.

Statement of Policy

        The Governance, Nominating and Compensation Committee assists Cascade's Board of Directors in fulfilling its responsibility to shareholders, potential shareholders, and the investment community relating to oversight of corporate governance issues, executive and board succession, and executive and board compensation. The Committee may delegate specific responsibilities to appropriate subcommittees. The Board of Directors and the Committee are committed to ensuring the Corporation meets all applicable laws, rules, regulations and standards related to governance.

Responsibilities

        The function of the Governance, Nominating and Compensation Committee is oversight with the following principal responsibilities and authority:

  1.
  Develop and recommend to the Board a set of corporate governance guidelines and oversee corporate governance issues for the Board;

  2.
  Review with the Board, on an annual basis, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole, including members' qualification as independent as well as consideration of diversity, age, skills, and experience in the context of the make-up of the Board.

  3.
  Identify and make recommendations to the Board on individuals qualified to serve as board members of the Corporation, consistent with criteria approved by the Board;

  4.
  Recommend a slate of director nominees for consideration by shareholders at the annual meeting;

  5.
  Exercise sole authority for retaining and terminating firms to identify director candidates and approving such firm's fees and terms of engagement.

  6.
  Review and recommend Director committee appointments;

  7.
  Lead the Board in its annual review of the Board's performance;

  8.
  Conduct an annual review of director compensation and recommend to the Board the form and amount of director compensation, taking into consideration, among other factors, compensation paid to directors on boards of reasonably comparable corporations, the time demands placed on board members, and the results of the self evaluations performed by the Board and its committees;

  9.
  Assist the Board in discharging its responsibilities relating to compensation of the Company's executives, including the review and approval of corporate goals and objectives relevant to CEO compensation;

  10.
  Make recommendations to the Board with respect to non-CEO compensation, incentive compensation plans, and equity-based plans;

  11.
  Exercise sole authority for retaining and terminating firms to assist in evaluating director, CEO or senior executive compensation and approving such firm's fees and terms of engagement.

  12.
  Produce an annual report on executive compensation for inclusion in the Company's proxy statement or annual report on Form 10-K filed with the SEC in accordance with applicable rules and regulations;

  13.
  Make recommendations to the Board regarding senior management succession;

  14.
  Perform other related tasks, as directed by the Board.

  15.
  Report matters discussed at each committee meeting to the Board of Directors and submit Governance, Nominating and Compensation Committee minutes for their review and approval;

  16.
  Annually review this charter and recommend changes to the Board of Directors;

  17.
  Annually evaluate the performance and effectiveness of the Governance, Nominating and Compensation Committee.

        The Committee Chairman shall:

  1.
  Coordinate an annual performance evaluation of the Board;

  2.
  Coordinate an annual performance evaluation of the Chief Executive Officer.

Appendix B

CASCADE NATURAL GAS CORPORATION
2000 DIRECTOR STOCK AWARD PLAN

ARTICLE 1.
ESTABLISHMENT AND PURPOSE

        1.1.    Establishment.    Effective April 24, 2000 (the "Effective Date"), Cascade Natural Gas Corporation ("Cascade") hereby establishes the Cascade Natural Gas Corporation 2000 Director Stock Award Plan (the "Plan").

        1.2.    Purpose.    The purpose of the Plan is to advance the interests of Cascade by encouraging members of Cascade's board of directors (the "Board") who are not employees of Cascade or any of its subsidiaries ("Directors") to acquire a proprietary interest in Cascade through the grant of stock awards. It is anticipated that the Plan will assist Cascade in attracting and retaining Directors. Stock awards granted under the Plan will supplement other compensation for Directors.

ARTICLE 2.
DEFINITIONS

        2.1.    Defined Terms.    When used in the Plan, the following terms shall have the meaning specified below.

          "Award" or "Stock Award" shall mean an award of Shares to a Director pursuant to the Plan.

          "Board" shall mean the Board of Directors of Cascade.

          "Cascade" shall mean Cascade Natural Gas Corporation, a Washington corporation.

          "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.

          "Deferral Election" shall mean a written election by a Recipient pursuant to Article 7 to defer distribution of Stock Awards granted to the Recipient during the period covered by the Deferral Election.

          "Deferred Stock Account" shall mean an unfunded bookkeeping account maintained by Cascade pursuant to Section 7.3 to account for Stock Awards that are subject to a Recipient's Deferral Election.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to the successor provisions to such section or rules.

          "Fair Market Value." For all purposes of the Plan, the "Fair Market Value" of Shares on a particular day shall be determined without regard to any restrictions (other than a restriction which, by its terms, will never lapse) and shall mean:

            (a)   The per-share closing sale price of Shares as reported on the New York Stock Exchange Composite Tape or similar facility for such day;

            (b)   If Shares are not listed on the New York Stock Exchange, the per-share closing sale price of Shares as reported for such day on the principal stock exchange in the United States on which the Shares are listed (as determined by the Committee); or

            (c)   If neither clause (a) nor clause (b) is applicable, the value per share determined by the Committee in a manner consistent with Treasury Regulations under Section 2031 of the Code.

  If no sale of Shares is reported for such day, but there were sales reported within a reasonable period before and after such day, the weighted average of the means between the highest and lowest selling prices on the nearest date before and the nearest date after such day shall be used, with the average to be weighted inversely by the respective number of trading days between the selling dates and such day.

          "Grant Date" shall mean April 24 of each year in which an Award is granted.

          "Director" shall mean a member of the Board who is not an employee of Cascade or any Subsidiary.

          "Plan" shall mean this Cascade Natural Gas Corporation 2000 Director Stock Award Plan.

          "Plan Year" shall mean a calendar year.

          "Shares" shall mean the $1.00 par value common stock of Cascade.

          "Stock Unit" shall mean a bookkeeping unit representing one Share credited to a Deferred Stock Account.

          "Subsidiary" shall mean a "subsidiary corporation" of Cascade as defined in Section 425(f) of the Code.

        2.2.    Gender and Number.    Except when otherwise indicated by the context, any masculine or feminine terminology when used in the Plan shall also include the opposite gender; and the definition of any term herein in the singular shall also include the plural, and vice versa.

ARTICLE 3.
ELIGIBILITY

        The persons eligible to receive Awards under the Plan are the Directors of Cascade who are not regular employees of Cascade or a subsidiary.

ARTICLE 4.
ADMINISTRATION

        4.1.    General.    The Plan shall be administered by the Board, which shall have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Awards granted hereunder. Any decision by the Board shall be final and binding on all parties. No member of the Board shall be liable for any determination, decision, or action made in good faith with respect to the Plan or any Awards under the Plan. The Board may delegate any of such responsibilities to one or more agents and may retain advisers to advise it. No Recipient shall participate in the decision of any question relating exclusively to an Award granted to that Recipient.

        4.2.    Rules and Interpretation.    The Board shall be vested with full authority to make such rules and regulations as it deems necessary to administer the Plan and to interpret and administer the provisions of the Plan in a uniform manner. Any determination, decision or action of the Board in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding on all parties.

        4.3.    Records.    The Board shall have overall responsibility for keeping records and providing necessary communications to Recipients. The records of the Board with respect to the Plan shall be conclusive and binding on all Recipients and all persons or entities claiming through or under them.

        4.4.    Expenses.    The cost of settling Awards pursuant to this Plan and the expenses of administering the Plan shall be borne by Cascade.

ARTICLE 5.
SHARES SUBJECT TO AWARDS

        The stock subject to Awards to be granted under this Plan shall be Shares, which may either be authorized and unissued Shares or reacquired Shares.

ARTICLE 6.
STOCK AWARDS

        6.1.    Grant of Stock Awards.    As of each April 24 in 2000 and subsequent years, Cascade automatically shall grant to each person who served as a Director during the period since the preceding April 24 a Stock Award for 500 Shares. The number of Shares granted each year shall be subject to any adjustment required or permitted pursuant to Article 8. Each such grant shall occur automatically during the term of this Plan without further action of the Board.

        6.2.    Issuance of Shares.    As soon as practicable after each Grant Date, a Share certificate shall be issued to each Recipient who has received a Stock Award on such Grant Date and who has not elected to defer receipt of such Shares as provided in Article 7.

ARTICLE 7.
DEFERRAL OF RECEIPT OF SHARES

        7.1.    Deferral Election.    Each Recipient may elect to defer receipt of Shares pursuant to a Stock Award by filing with the Secretary of Cascade a Deferral Election substantially in the form of APPENDIX A hereto which shall set forth the Director's election to defer the issuance of Shares represented by Stock Awards granted during the periods specified in the Deferral Election. Each Deferral Election shall specify the Plan Year or Plan Years to be covered by the Deferral Election. Each Deferral Election must be made by December 31 of the year preceding the Plan Year covered by the Deferral Election except that the Deferral Election for the first Plan Year must be made within 30 days after approval of the Plan by the Board.

        7.2.    Duration of Deferral Elections.    Each Deferral Election shall be effective for all grants of Stock Awards on Grant Dates in the Plan Years specified in the Deferral Election. A Deferral Election may be revoked or amended by written notice filed with the Secretary of Cascade in substantially the form of APPENDIX B hereto. Any such revocation shall be effective for all grants of Stock Awards on Grant Dates in Plan Years beginning after the date of such revocation. Following any such revocation, a Director may subsequently make a new Deferral Election in accordance with the provisions of this Article 7. Any such new election shall be effective for all Stock Awards on Grant Dates in Plan Years specified in the new Deferral Election beginning after the date of such new election.

        7.3.    Deferred Stock Accounts.    For each Recipient for whom one or more Stock Awards are deferred pursuant to this Article 7, Cascade shall maintain an unfunded Deferred Stock Account as follows:

          7.3.1    Each Deferred Stock Account shall be credited with a number of Stock Units equal to the number of Shares that are from time to time deferred.

          7.3.2    Whenever cash dividends are declared on Shares, a dividend equivalent shall be computed with respect to each Deferred Stock Account. The amount of the dividend equivalent shall be the product of (a) the number of Stock Units in the Deferred Stock Account on the record date of the dividend and (b) the per-share dividend amount. The dividend equivalent so computed shall be deemed reinvested in additional shares by crediting to the Deferred Stock Account, effective on the payment date of the cash dividend, a number of Stock Units (with fractions computed to three decimals) obtained by dividing the amount of the dividend equivalent by the Fair Market Value for Shares on the dividend payment date. Dividend equivalents shall be credited and deemed invested under this 7.3.2 until Shares representing all Stock Units credited to the Deferred Stock Account have been issued to the Recipient or his or her estate.

          7.3.3    The Deferred Stock Account shall be debited by a number of Stock Units equal to the number of any Shares distributed to the Recipient pursuant to Sections 7.4 and 7.5.

          7.3.4    The number of Stock Units credited to a Deferred Stock Account shall be subject to any adjustment required or permitted pursuant to Article 8.

        7.4.    Issuance of Deferred Shares.    Each Recipient's Deferral Election shall specify that a number of Shares equal to the number of Stock Units credited to the Recipient's Deferred Stock Account shall be issued to the Recipient:

          (a)   In a single distribution as soon as practicable after the end of the calendar year in which the Recipient ceases to be a Director of Cascade; or

          (b)   In a series of substantially equal annual distributions over a period of not to exceed ten years beginning as soon as practicable after the end of the calendar year in which the Recipient ceases to be a Director of Cascade, until all Shares covered by the Deferred Stock Account have been distributed.

Each election by a Recipient as to the method of issuance of Shares from a Deferred Stock Account shall be irrevocable as to Stock Awards deferred while such election is in effect. A Recipient can amend such election, but only as to Stock Awards granted during Plan Years covered by the amended Deferral Election.

        7.5.    Death of Recipient.    In the event a Recipient dies prior to issuance of all Shares that have been credited to such Recipient's Deferred Stock Account, the remaining number of Shares in the deferred Stock Account shall be issued to the estate of the Recipient as soon as practicable following the end of the calendar year in which such death occurs.

        7.6.    Fractional Shares.    No fractional Shares shall be issued under the Plan. In the event that at the time of final distribution from a Recipient's Deferred Stock Account there is a fractional Stock Unit credited to such account, Cascade shall make a cash payment in lieu of such fractional Stock Unit to the Recipient based on the Fair Market Value of Shares on the business day immediately prior to such distribution date.

        7.7.    Rights as Shareholder.    Except as otherwise expressly provided in this Agreement, a Recipient shall have no voting or other rights as a shareholder of Cascade on account of Stock Units credited to the Recipient's Deferred Stock Account until stock certificates representing Shares have been distributed to the Recipient.

ARTICLE 8.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        In the event of a recapitalization, stock split, stock dividend, combination of exchange of Shares, merger, consolidation, reorganization or liquidation, or any other change in the corporate structure or Shares of Cascade, the Board shall make such proportionate adjustments in the number and kind of

Shares for which Awards may be granted under the Plan and, with respect to Stock Units credited to Deferred Stock Accounts, in the number and kind of Shares covered thereby, as the Board in its sole discretion may deem appropriate to give effect to such change in capitalization.

ARTICLE 9.
DURATION, AMENDMENT AND TERMINATION

        9.1.    Duration.    The Plan shall become effective on the Effective Date and shall continue until terminated by the Board.

        9.2.    Termination and Amendment of the Plan.    The Board may terminate the Plan at any time, provided, however, that any such termination shall not affect any Awards previously granted under the Plan (including Shares issuable with respect to Stock Units previously credited to Deferred Stock Accounts). The Board may also make such modifications of the Plan as it shall deem advisable.

ARTICLE 10.
MISCELLANEOUS

        10.1.    Board Membership.    Nothing in the Plan or in any Award granted pursuant to the Plan shall confer upon any Recipient any right to continue as a Director of Cascade or to interfere in any way with the right of the shareholders of Cascade to remove a Director at any time.

        10.2.    Rights Nontransferable.    The rights of a Director under the Plan, including the rights of a Recipient with respect to such Recipient's Deferred Stock Account, may not be transferred, assigned, pledged, or hypothecated by the Director during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process, and any attempt to do so shall be void and of no effect.

        10.3.    Tax Reimbursement.    Cascade shall have the right, in connection with the grant of any Award on the issuance of Shares from a Deferred Stock Account, to require the Recipient to pay to Cascade an amount sufficient to provide for any withholding tax liability imposed with respect to such exercise.

        10.4.    Securities Laws.    Cascade shall not be required to distribute any Shares pursuant to the Plan until it shall have taken any action required to comply with the provisions of the Securities Act of 1933 or any other then applicable securities laws.

        10.5.    Applicable Law.    To the extent that federal laws (such as the Code and the federal securities laws) do not otherwise control, the Plan shall be governed and construed in all respects in accordance with Washington law.

APPENDIX A
DEFERRAL ELECTION
Under The
CASCADE NATURAL GAS CORPORATION
2000 DIRECTOR STOCK AWARD PLAN

        1.    Agreement to be Bound by the Plan.    I have received a copy of the Cascade Natural Gas Corporation 2000 Stock Award Plan (the "Plan"), and I agree to be bound by the terms and conditions of the Plan.

        2.    Deferral Election.    I elect to have distribution of all Stock Awards granted to me under the Plan during the Plan Years specified below deferred pursuant to Article 7 of the Plan.

        3.    Plan Years Covered.    The foregoing election to defer distribution of Stock Awards shall be effective for:

  ☐
  Calendar Year 20       only.

  ☐
  Calendar Year 20       and subsequent calendar years until I amend or terminate this election.

        4.    Distribution.    I elect to have all Stock Units credited to my Deferred Stock Account under the Plan during the years covered by the foregoing election distributed to me:

  ☐
  In a single distribution as soon as practicable following the calendar year in which I cease to be a Director of Cascade.

  ☐
  In a series of       * substantially equal annual distributions commencing as soon as practicable following the calendar year in which I cease to be a Director of Cascade.

*
Specify a whole number of years from 2 to 10.

Dated	, 20	.
Director

Consent of Spouse

        I hereby acknowledge that I am the spouse of the Director above and that I consent and agree to the terms and conditions of the Plan and the elections set forth above.

Dated	, 20	.
Spouse

Receipt Acknowledged and Approved

CASCADE NATURAL GAS CORPORATION

By
Date

APPENDIX B
AMENDMENT OR TERMINATION OF DEFERRAL ELECTION
Under The
CASCADE NATURAL GAS CORPORATION
2000 DIRECTOR STOCK AWARD PLAN

☐
Termination of Deferral Election

        I hereby terminate my Deferral Election under the Cascade Natural Gas Corporation 2000 Director Stock Award Plan (the "Plan") for the calendar year beginning January 1, 20        , and for subsequent calendar years unless I made a new Deferral Election. I understand that Stock Units previously deferred under the Plan remain subject to the terms of the Plan and my Deferral Election.

☐
Amendment of Deferral Election

        I hereby amend my Deferral Election under the Plan in accordance with the new Deferral Election attached hereto. This amended Deferral Election shall be effective for the periods specified thereon.

Dated	, 20	.
Director

Consent of Spouse

        I hereby acknowledge that I am the spouse of the Director above and that I consent and agree to the action taken above.

Dated	, 20	.
Spouse

Receipt Acknowledged and Approved

CASCADE NATURAL GAS CORPORATION

By
Date

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☐	Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.			☒ Votes must be indicated (x) in Black or Blue ink.
1.	ELECTION OF DIRECTORS:
	FOR ALL	☐	WITHHOLD FOR ALL	☐	EXCEPTIONS	☐
	Nominees:	01—P. H. Borland, 02—C. Burnham, Jr., 03—T. E. Cronin, 04—D. A. Ederer, 05—W. B. Matsuyama, 06—M. E. Pugh, 07—L. L. Pinnt, 08—B. G. Ragen and 09—D. G. Thomas					If you agree to access our Annual Report and Proxy Statement Electronically in the future, please mark this box.	☐
	*(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)						To change your address, please mark this box.	☐
2.	Consider and act upon the proposed increase of 35,000 shares in the number of shares authorized for issuance under the 2000 Director Stock Award Plan.					FOR AGAINST ABSTAIN ☐ ☐ ☐	To include any comments, please mark this box.	☐
3.	Transaction of such other business as may properly come before the meeting or any adjournment thereof.

S C A N L I N E

Please Read Other Side Before Signing.
Sign exactly as name appears hereon. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title. If shares are held jointly, each holder should sign.
Date	Share Owner sign here	Co-Owner sign here

[GRAPHIC]

CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North, Seattle, Washington 98109

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Larry C. Rosok and W. Brian Matsuyama, and each or any of them proxies for the undersigned, with power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of the Common Shareholders of Cascade Natural Gas Corporation, 230 Fairview Avenue North, Seattle, Washington, on Wednesday, January 28, 2004, and at any adjournments thereof, upon the matters more fully set forth in the accompanying Notice of Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE OTHER SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. If any other business properly comes before the meeting, the proxies named above will have discretionary authority to vote thereon in accordance with their best judgment.

CASCADE NATURAL GAS CORPORATION P.O. BOX 11297 NEW YORK, N.Y. 10203-0297

(Continued and to be MARKED, DATED AND SIGNED on the other side)

QuickLinks

TO THE SHAREHOLDERS OF CASCADE NATURAL GAS CORPORATION
ELECTION OF DIRECTORS
APPROVAL OF PROPOSAL TO INCREASE SHARES AUTHORIZED FOR ISSUANCE UNDER THE DIRECTOR STOCK AWARD PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE TO SHAREHOLDERS
REPORT OF THE AUDIT COMMITTEE TO THE SHAREHOLDERS
STOCK PERFORMANCE GRAPH
EXECUTIVE COMPENSATION
RETIREMENT PLAN
EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN
EMPLOYMENT AGREEMENTS
SUPPLEMENTAL BENEFIT TRUST
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
INDEPENDENT PUBLIC AUDITORS
SOLICITATION OF PROXIES
ANNUAL REPORT
SHAREHOLDER PROPOSALS
OTHER MATTERS
CASCADE NATURAL GAS CORPORATION AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
Cascade Natural Gas Corporation GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
CASCADE NATURAL GAS CORPORATION 2000 DIRECTOR STOCK AWARD PLAN
ARTICLE 1. ESTABLISHMENT AND PURPOSE
ARTICLE 2. DEFINITIONS
ARTICLE 3. ELIGIBILITY
ARTICLE 4. ADMINISTRATION
ARTICLE 5. SHARES SUBJECT TO AWARDS
ARTICLE 6. STOCK AWARDS
ARTICLE 7. DEFERRAL OF RECEIPT OF SHARES
ARTICLE 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
ARTICLE 9. DURATION, AMENDMENT AND TERMINATION
ARTICLE 10. MISCELLANEOUS
APPENDIX A DEFERRAL ELECTION Under The CASCADE NATURAL GAS CORPORATION 2000 DIRECTOR STOCK AWARD PLAN
APPENDIX B AMENDMENT OR TERMINATION OF DEFERRAL ELECTION Under The CASCADE NATURAL GAS CORPORATION 2000 DIRECTOR STOCK AWARD PLAN